U.S. Global GO GOLD and Precious Metal Miners ETF
Schedule of Investments
September 30, 2023 (Unaudited)
Shares	Security Description		Value
	COMMON STOCKS — 99.9%
	Australia — 11.9%
1,691,774	OceanaGold Corporation		$3,313,174
1,466,905	Perseus Mining, Ltd.		1,551,477
1,725,176	Regis Resources, Ltd. (a)		1,652,712
7,925,812	Resolute Mining, Ltd. (a)		1,758,087
3,339,808	West African Resources, Ltd. (a)		1,653,445
			9,928,895
	Canada — 53.3% (b)
855,133	B2Gold Corporation		2,471,334
456,648	Centerra Gold, Inc.		2,232,389
596,660	China Gold International Resources Corporation, Ltd.		2,621,024
568,838	Dundee Precious Metals, Inc.		3,517,937
271,004	Eldorado Gold Corporation (a)(c)		2,414,646
61,028	Franco-Nevada Corporation		8,146,627
230,749	Lundin Gold, Inc.		2,590,777
2,566,901	New Gold, Inc. (a)		2,336,137
272,546	Osisko Gold Royalties, Ltd. (c)		3,202,416
662,036	Sandstorm Gold, Ltd. (c)		3,085,088
321,222	Torex Gold Resources, Inc. (a)		3,341,702
205,787	Wheaton Precious Metals Corporation (c)		8,344,662
			44,304,739
	Jersey — 2.0%
1,607,782	Centamin plc		1,638,973

	Mexico — 2.0%
245,944	Fresnillo plc		1,654,030

	Peru — 2.0%
1,593,447	Hochschild Mining plc		1,617,555

	South Africa — 18.5%
192,241	African Rainbow Minerals, Ltd.		1,726,983
54,982	Anglo American Platinum, Ltd.		2,050,048
266,822	DRDGOLD, Ltd. - ADR (c)		2,214,623
212,209	Gold Fields, Ltd. - ADR (c)		2,304,590
640,054	Harmony Gold Mining Company, Ltd. - ADR (c)		2,406,603
306,828	Northam Platinum Holdings, Ltd.		1,860,698
462,554	Sibanye Stillwater, Ltd. - ADR (c)		2,853,958
			15,417,503
	United States — 10.2%
79,619	Royal Gold, Inc. (c)		8,465,888
	TOTAL COMMON STOCKS (Cost $86,257,016)		83,027,583

Units	Security Description		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 19.4%
16,172,198	Mount Vernon Liquid Assets Portfolio, LLC - 5.58% (d)(e)		16,172,198
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $16,172,198)		16,172,198

Shares	SHORT-TERM INVESTMENTS — 0.2%
190,383	First American Government Obligations Fund - Class X, 5.26% (d)		190,383
	TOTAL SHORT-TERM INVESTMENTS (Cost $190,383)		190,383

	TOTAL INVESTMENTS (Cost $102,619,597) — 119.5%		99,390,164
	Liabilities in Excess of Other Assets — (19.5)%		(16,203,566)
	NET ASSETS — 100.0%	$ $	83,186,598

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt.

(a) Non-income producing security.
(b) To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(c) All or a portion of this security is out on loan as of September 30, 2023. The total value of securities on loan is $15,659,362 or 18.8% of net assets.
(d) Rate shown is the annualized seven-day yield as of September 30, 2023.
(e) Privately offered liquidity fund.

Summary of Fair Value Disclosure at September 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

U.S. Global GO GOLD and Precious Metal Miners ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$83,027,583	$–	$–	$83,027,583
Investments Purchased with Proceeds From Securities Lending	–	16,172,198	–	16,172,198
Short-Term Investments	190,383	–	–	190,383
Total Investments in Securities	$83,217,966	$16,172,198	$–	$99,390,164

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended September 30, 2023, the Fund did not recognize any transfers to or from Level 3.